The Japan Fund,  Inc. -- Class  S

Supplement to Prospectus
Dated May 1, 2000
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The following information supplements the disclosure in the section entitled
"How to Exchange or Sell Shares" on page 12 of the fund's Prospectus:

Effective December 29, 2000, new investors who purchase shares after December 29, 2000 will not be permitted to exchange into any other Class S shares of any other Scudder Fund.

There is no change to the exchange privileges for new shareholders who purchase shares of the fund prior to December 29, 2000, or to current shareholders of the fund. In addition, other Scudder Funds' Class S shareholders who purchased shares prior to December 29, 2000 will be allowed to continue to exchange into Class S shares of the fund after December 29, 2000.

December 27, 2000